Changes to IFRS not yet adopted	12 Months Ended
Dec. 31, 2022
Accounting Policies, Changes In Accounting Estimates And Errors [Abstract]
Changes to IFRS Not Yet Adopted	Changes to IFRS not yet adopted
Deferred Tax related to Assets and Liabilities arising from a Single Transaction (Amendments to IAS 12 Income taxes (IAS 12))
In May 2021, amendments to IAS 12 were published to require companies to recognise deferred tax on particular transactions that, on initial recognition, give rise to equal amounts of taxable and deductible temporary differences. The amendments will typically apply to transactions where assets and liabilities are recognised from a single transaction, such as leases for the lessee and decommissioning and restoration obligations.
The amendments are effective for annual reporting periods beginning on or after January 1, 2023, and should be applied on a modified retrospective basis.
Shell performed an analysis of the impact of these amendments and concluded that these have no significant effect on future financial reporting.
IFRS 17 Insurance contracts (IFRS 17)
IFRS 17 was issued in 2017, with amendments published in 2020 and 2021, and is required to be adopted for annual reporting periods beginning on or after January 1, 2023. The IFRS 17 model combines a current balance sheet measurement of insurance contracts with recognition of profit over the period that services are provided. The general model in the standard requires insurance contract liabilities to be measured using probability-weighted current estimates of future cash flows, an adjustment for risk, and a contractual service margin representing the profit expected from fulfilling the contracts. Effects of changes in the estimates of future cash flows and the risk adjustment relating to future services are recognised over the period services are provided rather than immediately in profit or loss. Shell performed an analysis of the impact of IFRS 17 and concluded that the standard has no significant impact on future financial reporting.